SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date Of Report:  December 19, 2005

INTERNATIONAL ALUMINUM CORPORATION

(Exact name of Registrant as specified in its charter)

Commission File Number 1-7256

California

95-2385235

(State of incorporation)	(I.R.S. Employer No.)

767 Monterey Pass Road
Monterey Park, California 91754

(323) 264-1670

(Principal executive office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTERNATIONAL ALUMINUM CORPORATION

INDEX

ITEM 5.02  Appointment of Principal Officer

William G. (Greg) Gainer, the Company’s current Vice President - Sales and Marketing has been promoted to Senior Vice President — Operations effective December 19, 2005.  Mr. Gainer has been employed by the Company since May 2005 as previously announced on a Form 8-K dated May 10, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL ALUMINUM CORPORATION
(Registrant)

Date: December 19, 2005	By:	/s/	MITCHELL K. FOGELMAN
Mitchell K. Fogelman
Senior Vice President — Finance